FCI Bond Fund
FCI Equity Fund

Supplement to the Statement of Additional Information dated January 29, 2010

FUND INVESTMENTS

The following is added under the section “Additional Information About the Funds’ Investments And Risk Considerations:

J.              Exchange Traded Notes.  The Funds may invest in exchange-traded notes (“ETNs”), which are a type of unsecured, unsubordinated debt security. ETNs combine certain aspects of bonds and ETFs.  Similar to ETFs, ETNs are traded on a major exchange (e.g., NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to principal amount, subject to the day's index factor.  ETN returns are based upon the performance of a market index minus applicable fees.  ETNs do not make periodic coupon payments and provide no principal protection.  The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity.  The value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying index remaining unchanged.

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Shareholders should read this Supplement in conjunction with the Statement of Additional Information, as well as the Funds’ prospectus, each as supplemented from time to time. These documents provide information that you should know before investing, and should be retained for future reference. These documents are available upon request and without charge by calling Shareholder Services at 1-877-627-8504.

Supplement dated October 12, 2010